EXHIBIT 21

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2002

Subsidiary companies of the Registrant are listed below.
                                                                 State or
                                                              Sovereign Power
Name of Subsidiary                                            of Incorporation
------------------                                            ----------------

Subsidiaries included in the Registrant's consolidated
financial statements
  Adam Opel Aktiengesellschaft                                 Germany
   Adam Opel Unterstuetzungskasse GmbH                         Germany
   Autohaus am Nordring GmbH, Berlin                           Germany
   Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
     Object Kuno 65 KG                                         Germany
   Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
     Object Leo 40 KG                                          Germany
   GM Europe GmbH                                              Germany
     GM Locomotive Group India Private Limited                 India
   General Motors CIS                                          Russia
   General Motors GmbH & Co. OHG                               Germany
   General Motors Poland Spolka, zo.o.                         Poland
   GMAC Bank GmbH                                              Germany
     GMAC Leasing GmbH                                         Germany
   OPEL Guangzhou Precision Machining Co. Ltd                  China
   Opel Hellas, S.A.                                           Greece
   Opel Hungary Consulting Service Limited Liability Company   Hungary
   Opel International GmbH                                     France
   Opel Live GmbH                                              Germany
   Opel Performance Center GmbH                                Germany
   Opel Polen GmbH                                             Germany
   Opel Restrukturierungsgesellschaft mbH                      Germany
   Opel Southeast Europe Automotive Distribution Limited
     Liability Company                                         Hungary
   Opel Special Vehicles GmbH                                  Germany
   Opel Turkiye Limited Sirketi                                Turkey
  Aisin GM Allison Co., Ltd.                                   Japan
  Annunciata Corporation                                       Delaware
  Argonaut Holdings, Inc.                                      Delaware
  Auto Lease Payment Corporation                               Cayman Islands
   North American New Cars, Inc                                Delaware
  Automotive Air Charter, Inc.                                 Delaware
  Chevrolet Sociedad Anonima de Ahorro para Fines Determinados Argentina
  Controladora General Motors, S.A. de C.V.                    Mexico
   Electro-Motive de Mexico, S.A. de C. V.                     Mexico
   General Motors de Mexico, S. de R.L. de C.V.                Mexico
   GMAC Holding S.A. de C.V.                                   Mexico
   Sistemas Para Automotores de Mexico, S.A. de C.V.           Mexico
  Convesco Vehicle Sales GmbH                                  Germany
  Dealership Liquidations, Inc.                                Delaware
  Dmax, Ltd.*                                                  Ohio
  Doraville Bond Corporation                                   Delaware
  Electro-Motive Maintenance Operations Pty Ltd.               Australia
  EL-MO Leasing II Corporation                                 Delaware
  EL-MO Leasing III Corporation                                Delaware
  El-Mo-Mex, Inc.                                              Delaware
   Edmun, Inc.                                                 Canada
  EMD Argentina, Inc.                                          Delaware
  EMD Holding Corporation                                      Delaware
  Environmental Corporate Remediation Company, Inc             Delaware
  Fiat GM Powertrain Ltda                                      Brazil
   GM Powertrain Ltda                                          Brazil
   Opel Powertrain GmbH                                        Germany
   Opel Powertrain Holding B.V.                                Netherlands


* Joint Venture Partnership


                                      IV-11


                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                  State or
                                                              Sovereign Power
Name of Subsidiary                                            of Incorporation
------------------                                            ----------------

  GMAC Auto Lease Payment Corporation                          Cayman Islands
  GM Auslandsprojekte GmbH                                     Germany
  GM Automotive Services Belgium                               Belgium
  GM Auto Receivables Co                                       Delaware
  GM Automotive UK Limited                                     England
  GM Credit AB                                                 Sweden
  GMC Truck Motors Development Corporation                     Delaware
  GM-DI Leasing Corporation                                    Delaware
  GM-Fiat Worldwide Purchasing Opel Hungary Limited Liability
   Company Ltd.                                                Hungary
  GMI Diesel Engineering Limited                               Japan
  GM Imports & Trading Ltd.                                    Bermuda
   GM International Sales Ltd.                                 Cayman Islands
  GM Plats (Proprietary ) Limited                              South Africa
  General International Limited                                Bermuda
  General Motors Acceptance Corporation                        Delaware
   AccuTel, Inc.                                               Delaware
   Bankruptcy Solutions, Inc.                                  Delaware
   Basic Credit Holding Company, L.L.C.                        Delaware
     Alexium Financial Services, Inc.                          Delaware
     Nuvell Credit Corporation                                 Delaware
     Nuvell Financial Services Corp.                           Delaware
     Saab Financial Services Corporation                       Delaware
   Capital Auto Receivables, Inc.                              Delaware
   Facilities Real Estate LLC                                  Delaware
   GMAC, a.s.                                                  Czech Republic
   GMAC Arrendamiento S.A. de C.V.                             Mexico
   GMAC, Australia (Finance) Limited                           Australia
   GMAC Bank GmbH (Austrian)                                   Austria
   GMAC Bank GmbH (German)                                     Germany
   GMAC Bank Polska S.A                                        Poland
   GMAC Banque S.A.                                            France
     GMAC Bank Hungary Rt.                                     Hungary
   GMAC Comercial Automotriz Chile S.A.                        Chile
     GMAC Automotriz Limitada                                  Chile
   GMAC Commercial Corporation                                 Delaware
   GMAC Commercial Credit Corporation-Canada/Societe De
     Credit                                                    Canada
     Commercial GMAC-Canada
   GMAC Commercial Finance LLC                                 Delaware
     GMAC Business Credit, L.L.C.                              Delaware
     GMAC Commercial Credit LLC                                New York
   G.M.A.C. Comercio e Aluguer de Veiculos, Lta.               Portugal
   GMAC Compania Financiera S.A.                               Argentina
   GMAC del Ecuador S.A.                                       Ecuador
   GMAC d.o.o.                                                 Croatia
   GMAC d.o.o.                                                 Slovenia
   GMAC Insurance Holdings, Inc.                               Delaware
     ABA Seguros, S.A. de C.V.                                 Mexico
     CoverageOne Corporation / Compagnie Protection Premiere   Canada
     CoverageOne, Inc.                                         Delaware
     CoverageOne Purchasing Group, Inc.                        Michigan
     GMAC RE Corp.                                             Delaware
     GMAC Risk Services, Inc,                                  Delaware
     GMAC Securities Corporation, Inc.                         Delaware
     GMAC Service Agreement Corporation                        Michigan
     GM Motor Club, Inc.                                       North Carolina
     Integon Corporation                                       Delaware
     Motors Insurance Corporation                              Michigan
     Motors Mechanical Reinsurance Company Limited             Barbados
     MRP Service Agreement Corporation                         Michigan
     SmartCoverage Insurance Agency Inc.                       Canada
     Trinity General Agency, Inc.                              Texas
     Universal Warrenty Corporation                            Michigan
   GMAC International Corporation                              Delaware
   GMAC International Finance B.V.                             Netherlands
   GMAC Italia Leasing S.p.A.                                  Italy



                                      IV-12


                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                  State or
                                                              Sovereign Power
Name of Subsidiary                                            of Incorporation
------------------                                            ----------------

   GMAC Lease B.V.                                             Netherlands
   GMAC Leasing Corporation                                    Delaware
     Patlan Corporation                                        Delaware
   GMAC Mexicana, S.A. de C.V. Sociedad Financiera de Objeto
     Limitado Filial                                           Mexico
     GMAC Mortgage Group, Inc.                                 Michigan
     GMAC Commercial Holding Corp.                             Nevada
     GMAC Mortgage Holdings, Inc.                              Delaware
     GMAC Residential Holding Corp.                            Nevada
     GMAC-RFC Holding Corp.                                    Michigan
     HELM Company, LLC                                         Delaware
   GMAC Sverige AB                                             Sweden
   GMAC Taiwan, Inc.                                           Delaware
     Masterlease Motors, Inc.                                  Taiwan
   GMAC-TCFC Finance Limited                                   India
   GMAC (UK) plc                                               England
   General Motors Acceptance Corporation, Australia            Delaware
     Interleasing (Australia) Limited                          Australia
   General Motors Acceptance Corporation of Canada, Limited    Canada
     GMAC Leaseco Limited                                      Canada
   General Motors Acceptance Corporation, Colombia S.A.        Delaware
     G.M.A.C. Financiera de Colombia S.A. Compania de
     Financiamiento Comercial                                  Colombia
   General Motors Acceptance Corporation, Continental          Delaware
     GMAC Finansiering A/S                                     Denmark
     GM Finance HB                                             Sweden
    General Motors Acceptance Corporation Hungary Commercial
     Limited Liability Company                                 Hungary
   General Motors Acceptance Corporation Italia S.p.A.         Italy
   General Motors Acceptance Corporation Nederland N.V.        Netherlands
     GMAC Espana, Sociedad Anonima de Financiacion, E.F.C      Spain
   General Motors Acceptance Corporation, North America        Delaware
   General Motors Acceptance Corporation (N.Z.) Limited        New Zealand
     General Motors Acceptance Corporation de Portugal -
      Servicos Financeiros, S.A.                               Portugal
   General Motors Acceptance Corporation, South America        Delaware
     General Motors Acceptance Corporation de Venezuela, C.A.  Venezuela
      Servicios, Representacion y Asesoramiento de Personal
      Persoserv S.A.                                           Ecuador
   General Motors Acceptance Corporation Suisse S.A.           Switzerland
   General Motors Acceptance Corporation (Thailand) Limited    Thailand
   Lease Auto Receivables, Inc.                                Delaware
   Master Lease Austria GmbH                                   Germany
   On:Line Finance Holdings Limited                            England
     Arros Finance Limited                                     England
     Coast to Coast (Legal Recoveries) Limited                 England
     On:Line Finance Limited                                   England
   P.T. GMAC Lippo Finance*                                    Indonesia
   SA Holding One LLC                                          Delaware
   SA Holding Two LLC                                          Delaware
   Servicios GMAC S.A. de C.V.                                 Mexico
   Wholesale Auto Receivables Corporation                      Delaware
  General Motors Asia, Inc.                                    Delaware
   GM Autoworld Korea Company, Ltd.                            Japan
  General Motors Asia Pacific (Pte) Ltd.                       Singapore
  General Motors Asia Pacific Holdings, LLC                    Delaware
  General Motors Automobiles Philippines, Inc.                 Philippines
  General Motors Automotive Holdings, S.L.                     Spain
  General Motors de Argentina S.A.                             Argentina
  General Motors do Brasil Ltda.                               Brazil
   Banco General Motors S.A.                                   Brazil
     Consorcio Nacional GM Ltda.                               Brazil
   Brazauto Trading (Cayman) Limited                           Cayman Islands
   Funcap-Comerico e Administracao de Ben Movies e Valores
     Ltda                                                      Brazil


* Joint Venture Partnership

                                      IV-13


                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                 State or
                                                              Sovereign Power
Name of Subsidiary                                            of Incorporation
------------------                                            ----------------

   General Motors Prestadorade de Servicos Ltda.               Brazil
   GM Factoring Sociedade de Fomento Comercial Ltda.           Brazil
  General Motors of Canada Limited (Active)                    Canada
   General Motors Coordination Center N.V.                     Belgium
   MOWAG Motorwagenfabrik AG                                   Switzerland
   Saab Automobile AB                                          Sweden
     Saab Financial Auto Receivables Corp III                  Delaware
  General Motors Chile S.A., Industria Automotriz              Chile
  General Motors China, Inc.                                   Delaware
   General Motors Warehousing and Trading (Shanghai) Co. Ltd.  China
   General Motors (China) Investment Company Limited           China
   TaiJin International Automotive Distribution Co., Ltd.      Taiwan
  General Motors Colmotores, S.A.                              Colombia
  General Motors Commercial Corporation                        Delaware
  General Motors del Ecuador S.A.                              Ecuador
  General Motors Europe Holdings, S.L.                         Spain
   General Motors Europe AG                                    Switzerland
   General Motors Netherlands, B.V.                            Netherlands
   General Motors Nordiska AB                                  Sweden
   General Motors Norge AS                                     Norway
   Opel Austria GmbH                                           Austria
   Opel Ireland Limited                                        Ireland
   Opel Italia S.p.A.                                          Italy
   Opel Oy                                                     Finland
   Opel Suisse S.A.                                            Switzerland
  General Motors Export Corporation                            Delaware
  General Motors Foreign Sales Corporation                     Virgin Islands
   General Motors Finance (Barbados) Ltd.                      Barbados
  General Motors Global Industries Co. Ltd.                    Taiwan
  General Motors Holding Espana, S.A.                          Spain
   Opel Espana de Automoviles, S.A.                            Spain
   Opel Polska Sp. Z oo.                                       Poland
  General Motors Holdings (U.K.) Limited                       England
   Fit4Fleet Holdings (U.K.) Limited                           England
     Fit4Fleet Limited                                         England
   General International (UK) Limited                          England
   General Motors Acceptance Corporation (U.K.) plc            England
     General Motors Acceptance Corporation (U.K.) Finance plc  England
     GMAC Leasing (U.K.) Limited                               England
     GMAC Leasing (U.K.) (No. 1) Limited                       England
     GMAC Leasing (U.K.) (No. 2) Limited                       England
     GMAC Leasing (U.K.) (No. 3) Limited                       England
     Saab Finance Limited                                      England
   GM Automotive UK (No. 3) Limited                            England
   GM Automotive UK (No. 4) Limited                            England
   GM Investments UK Limited                                   England
   IBC Vehicles Limited                                        England
   Millbrook Land and Co. Ltd.                                 England
   Millbrook Pension Management Ltd.                           England
   Millbrook Proving Ground Ltd.                               England
   VHC Sub-Holdings (UK)                                       England
     Vauxhall Motors (Finance) Plc                             England
     Vauxhall Motors Limited                                   England
  General Motors India Private Limited                         India
  General Motors Indonesia, Inc.                               Delaware
  General Motors Interamerica Corporation                      Delaware
  General Motors International Holdings, Inc.                  Delaware
  General Motors International Operations, Inc.                Delaware
  General Motors Investment Management Corporation             Delaware
  General Motors Investment Services Company N.V.              Belgium
  General Motors Japan Ltd.                                    Japan
  General Motors Kenya Limited                                 Kenya
  General Motors Korea, Inc.                                   Delaware
   GM Korea Co., Ltd.                                          Korea
  General Motors Limited (active)                              England
   ISPOL-IMG Holdings B.V.*                                    Netherlands

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                  State or
                                                              Sovereign Power
Name of Subsidiary                                            of Incorporation
------------------                                            ----------------

  General Motors Nova Scotia Finance Company                   Canada
  General Motors Nova Scotia Investments Ltd.                  Canada
  General Motors Overseas Corporation                          Delaware
   GMOC Administrative Services Corporation                    Delaware
   General Motors Defense Australia Pty. Ltd.                  Australia
   General Motors Overseas Commercial Vehicle Corporation      Delaware
   General Motors Venezolana, C.A.                             Venezuela
   Holden Ltd.                                                 Australia
     General Motors-Holden's Sales Pty Limited                 Australia
     GM Daewoo Australia Pty. Ltd.                             Australia
   Lidlington Engineering Company, Ltd.                        Delaware
   Truck and Bus Engineering U.K., Limited                     Delaware
  General Motors Overseas Distribution Corporation             Delaware
   GMODC Finance N.V.                                          Netherlands
                                                                 Antilles
  General Motors Peru S.A.                                     Peru
  General Motors Product Services, Inc.                        Delaware
  General Motors Receivables Corporation                       Delaware
  General Motors (Thailand) Ltd.                               Thailand
  General Motors Trust Company                                 New Hampshire
  General Motors Uruguay, S.A.                                 Uruguay
  General Motors U.S. Trading Corp.                            Nevada
  Hughes Electronics Corporation                               Delaware
   DIRECTV Broadband, Inc.                                     Delaware
     Aspen Internet Systems, Inc.                              California
     PDO Communications, Inc.                                  California
   DIRECTV Enterprises, LLC.                                   Delaware
   DIRECTV Global, Inc.                                        Delaware
   DIRECTV Global Digital Media, Inc.                          Delaware
   DIRECTV Holdings, LLC                                       Delaware
   Hughes Aircraft Holdings Canada Ltd                         England
   Hughes-Avicom International, Inc.                           California
   Hughes Electronics Foreign Sales Corporation                Barbados
   Hughes Electronics International Corporation                Delaware
   Hughes Electronics Realty, Inc.                             Delaware
   Hughes Electronics Systems International                    California
   Hughes Foreign Sales Corporation*                           Virgin Islands
   Hughes Investment Management Company                        California
   Hughes Network Systems, Inc.                                Delaware
     Baja Hughes S. de R.L. de C.V.                            Mexico
     First HNS Mauritius , Ltd.                                Mauritius
     HNS-Clairtel CP, Inc.                                     Delaware
     HNS de Mexico, S.A. de C.V.                               Mexico
     HNS Europe S.r.L.                                         Italy
     HNS-India, Inc.                                           Delaware
     HNS India Private Limited (India)                         India
     HNS-India VSAT, Inc.                                      Delaware
     HNS-Shanghai, Inc.                                        Delaware
     Hughes do Brasil Electronics e Comunicacoes S.A.          Brazil
     Hughes International de Mexico, S.A. de C.V.              Mexico
     Hughes Network Systems France S.a.r.L.                    France
     Hughes Network Systems International Service Compan       Delaware
     Hughes Network Systems Limited                            England
     One Touch Systems, Inc.                                   Delaware
     P.T. Hughes Network Systems Co., Ltd.                     Indonesia
   Hughes Telecommunications & Space Company                   Delaware
     Hughes Communications, Inc.                               California
     Hughes Global Services, Inc.                              Delaware
  Holden New Zealand Limited                                   New Zealand
   General Motors New Zealand Pensions Limited                 New Zealand
  IBC Vehicles (Distribution) Limited                          England
  Jennings Motors, Inc.                                        Delaware
  Metal Casting Technology, Inc.                               Delaware


* Joint Venture


                                      IV-15


                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                  State or
                                                              Sovereign Power
Name of Subsidiary                                            of Incorporation
------------------                                            ----------------

  Motors Enterprise, Inc.                                      Delaware
  Motors Holding San Fernando Valley, Inc.                     Delaware
  Multiple Dealerships Holdings of Albany, Inc.                Delaware
   GMRH Kansas City, Inc.                                      Delaware
   GMRH Philadelphia, Inc.                                     Delaware
   GMRH Pittsburgh, Inc.                                       Delaware
   GMRH Seattle, Inc.                                          Delaware
   GMRH St. Louis, Inc.                                        Delaware
   GMRHLA, Inc.                                                Delaware
  Omnibus BB Transportes, S. A.                                Ecuador
   Elasto S.A.                                                 Ecuador
   HOLDCORP S.A.                                               Ecuador
  OnStar Corporation                                           Delaware
  Opel Belgium N.V.                                            Belgium
  Opel Portugal - Comerico e Industria de Veiculos S.A.        Portugal
  Pims Co                                                      Delaware
  Premier Investment Group, Inc.                               Delaware
  PT General Motors Indonesia                                  Indonesia
  Radiadores Richard, S.A.                                     Argentina
  Renaissance Center Management Company                        Michigan
  Riverfront Development Corporation                           Delaware
  Riverfront Holdings, Inc.                                    Delaware
  Riverfront Holdings Phase II, Inc.                           Delaware
  Saab Cars USA, Inc.                                          Connecticut
  Saab Cars Holding Corp.                                      Delaware
  Saab Opel Sverige AB                                         Sweden
  Saturn Corporation                                           Delaware
   Daniels/Florida Automotive Group, LLC                       Delaware
   East Bay Auto Group, LLC                                    Delaware
   LDG Acquisition Corporation                                 Texas
   Saturn Distribution Corp.                                   Delaware
   Smith/Florida Group, LLC.                                   Delaware
  Saturn County Bond Corporation                               Delaware
  Sistemas de Compra Programada Chevrolet, CA                  Venezuela
  TX Holdco, LLC                                               Delaware
  WRE, Inc.                                                    Michigan
   Grand Pointe Holdings, Inc.                                 Michigan



  339 directly or indirectly owned subsidiaries


Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:
    43 other directly or indirectly owned domestic and foreign subsidiaries
       6 active subsidiaries
      37 inactive subsidiaries
    11 fifty-percent owned companies and 70 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

In addition, the Registrant owns 100% of the voting control of the following companies:
   218 dealerships, including certain dealerships operating under dealership assistance plans, engaged in retail distribution of General Motors products
        159 dealerships operating in the United States
         59 dealerships operating in foreign countries


The number of dealerships operating under dealership assistance plans decreased by a net of 57 during 2002.


                                  * * * * * * *




                                      IV-16



                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES


Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

During 2002, there were changes in the number of subsidiaries and companies of the Registrant, as follows:

      1 directly and 29 indirectly owned domestic subsidiaries, and 2 directly and 55 indirectly owned foreign subsidiaries were organized or acquired. No direct owned and 7 indirectly owned domestic subsidiaries, and no direct owned and 10 indirectly owned foreign subsidiaries were dissolved, sold, or spun-off. 1 domestic and no foreign 50% owned company were organized or acquired. A less than 50% interest was acquired in 8 companies, while interests in no 50% owned and 3 less than 50% owned companies were terminated. 1 indirectly owned domestic company went from less than 50% owned to over 50% owned, while 5 indirectly owned foreign companies moved from 100% owned to less than 50% owned. I indirectly owned foreign company moved from inactive to active, while 3 indirectly owned foreign companies moved from 100% owned to inactive. 2 indirectly owned foreign companies went from 100% owned to less than 50% owned, while 4 foreign companies went from less than 50% owned to 100% owned. 10 domestic and 20 foreign companies had changes in ownership. 1 foreign company moved to less than 20% owned. There were 20 company name changes in domestic and foreign subsidiaries.


                                * * * * * * *



















                                      IV-17